Exhibit 99.2

Canopy Growth to Acquire MTL Cannabis Expected to Create Canada’s Leading Medical Cannabis Business and Enhance Capacity to Serve Growing International Demand December 15, 2025

2 DISCLAIMERS AND CAUTIONARY STATEMENTS Forward - Looking Information (1/2) Unless otherwise noted or the context indicates otherwise, references in this presentation (this “Presentation”) to the “Company” or “Canopy Growth,” refer to Canopy Growth Corporation and its direct and indirect wholly - owned subsidiaries and investments accounted for by the equity method . This Presentation relates to Canopy Growth’s planned acquisition of MTL Cannabis Corp . (“MTL Cannabis” or “MTL”) (CSE : MTLC) (OTCQX : MTLNF) pursuant to an Arrangement Agreement, dated December 14 , 2025 (the Arrangement Agreement”) by way of a court - approved plan of arrangement under the Canada Business Corporations Act (the “Arrangement”) . Canopy Growth’s acquisition of MTL pursuant to the Arrangement Agreement is referred to herein as the “Transaction”) This presentation contains “forward - looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward - looking information” within the meaning of applicable Canadian securities legislation . Often, but not always, forward - looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved . Forward - looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Canopy Growth, MTL or their respective subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements or information contained in this Presentation . Examples of such statements include statements with respect to the timing and outcome of the Arrangement, the anticipated benefits of the Transaction, the retention of MTL’s core management team, the estimated potential synergies as a result of the Transaction, the anticipated timing of the MTL special meeting of shareholders and the closing of the Transaction, the satisfaction or waiver of the closing conditions set out in the Arrangement Agreement, including receipt of all regulatory approvals . Certain of the forward - looking statements contained herein concerning the industries in which we conduct our business are based on estimates prepared by us using data from publicly available governmental sources, market research, industry analysis and on assumptions based on data and knowledge of these industries, which we believe to be reasonable . However, although generally indicative of relative market positions, market shares and performance characteristics, such data is inherently imprecise . The industries in which we conduct our business involve risks and uncertainties that are subject to change based on various factors, which are described further below . Risks, uncertainties and other factors involved with forward - looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward - looking information, including risks relating to the dilutive impact of the Transaction and future resales of Canopy Growth Shares in the public market by the MTL Shareholders, which may negatively affect Canopy Growth Shares’ stock price assumptions as to the time required to prepare and mail meeting materials to MTL Shareholders ; the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary regulatory, court and MTL Shareholder approvals ; the ability of the parties to satisfy, in a timely manner, the other conditions to the completion of the Transaction ; the prompt and effective integration of Canopy Growth’s and MTL’s businesses and the ability to achieve the anticipated synergies contemplated by the Transaction ; inherent uncertainty associated with financial or other projections ; risks related to the value of Canopy Growth Shares to be issued pursuant to the Transaction ; the diversion of management time on Transaction - related issues ; risks relating to the overall macroeconomic environment, which may impact customer spending, costs and margins, including tariffs (and related retaliatory measures) ; the levels of inflation, and interest rates ; expectations regarding future investment, growth and expansion of Canopy Growth’s and MTL’s operations ; regulatory and licensing risks ; changes in general economic, business and political conditions, including changes in the financial and stock markets ; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, risks related to the integration of acquired businesses ; the timing and manner of the legalization of cannabis in the United States ;

3 DISCLAIMERS AND CAUTIONARY STATEMENTS Forward - Looking Information (2/2) additional dilution ; political risks and risks relating to regulatory change, including with respect to reimbursement rates in the medical cannabis market ; risks relating to anti - money laundering laws ; compliance with extensive government regulation and the interpretation of various laws, regulations and policies ; public opinion and perception of the cannabis industry ; and such other risks contained in the public filings of Canopy Growth filed with Canadian securities regulators and available under Canopy’s profile on SEDAR+ at www . sedarplus . ca and with the United States Securities and Exchange Commission through EDGAR at www . sec . gov/edgar, including the factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10 - K for the fiscal year ended March 31 , 2025 and the risk factor discussed under the heading “Item 1 A . Risk Factors” in the Company’s Form 10 - Q for the quarterly period ended September 30 , 2025 , and in the public filings of MTL filed with Canadian securities regulators and available under MTL’s profile on SEDAR+ at www . sedarplus . ca . In respect of the forward - looking statements and information concerning the anticipated benefits and completion of the Transaction and the anticipated timing for completion of the Transaction, Canopy Growth and MTL have provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time . Although Canopy Growth and MTL believe that the assumptions and factors used in preparing the forward - looking information or forward - looking statements in this Presentation are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all . Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward - looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected . Although Canopy Growth and MTL have attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended . The forward - looking information and forward - looking statements included in this Presentation are made as of the date of this Presentation and Canopy Growth and MTL do not undertake any obligation to publicly update such forward - looking information or forward - looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws . Readers are cautioned not to put undue reliance on any forward - looking statement . Forward - looking statements contained in this Presentation are expressly qualified by this notice regarding forward - looking statements . MTL Cannabis prepares its financial statements in accordance with international financial reporting standards (“IFRS”) whereas Canopy Growth prepares its financial statements in accordance with U . S . generally accepted accounting principles (“U . S . GAAP”) . There are differences in the reporting frameworks between IFRS and U . S . GAAP and accordingly, the financial statements of MTL Cannabis may not be comparable with those of Canopy Growth . All financial information in this Presentation is reported in Canadian dollars unless otherwise indicated .

4 Strategic Rationale Expected to create Canada’s leading medical cannabis business H arness es MTL’s cultivation capabilities to expand flower supply for global markets Enhances Canopy Growth’s position in key Canadian adult - use categories Bolsters leadership strength through retention of critical MTL management Strengthens Canopy Growth’s presence in Quebec, Canada’s second - largest cannabis market Expected to accelerate Canopy Growth’s path to positive adjusted EBITDA MTL Shareholders receive attractive premium Provides MTL Shareholders enhanced and effectively immediate liquidity MTL Shareholders gain greater exposure to global cannabis market

MTL CANNABIS: A HIGH-QUALITY ACQUISITION

- **Cannabis Expertise** - Proven cultivator of craft quality cannabis flower at commercial scale
- **Québec Presence** – Robust operational and brand/product footprint in Quebec
- **Award-Winning Brand** -Brand of the Year at the 2024 Grow Up Conference[1], Recognized as Canada's #1 budtender-recommended brand[2]
- **Cash Flow Positive** - Delivered $84 million in net revenue[3], 51% gross margin before fair value adjustments[4], and $11 million in operating cash flow[5] in the trailing twelve-month period ended September 30, 2025 ("TTM")

1. Brand of the Year at the 2024 Grow Up Conference, Toronto, Canada
2. Recognized as Canada's #1 budtender-recommended brand in the 2024 Brightfield Study, Brightfield Group, Canadian Budtender Study 2024 (in partnership with O2O). Findings based on a survey of ~670 Canadian budtenders across multiple provinces in Canada.
3. TTM Net revenue is calculated using information provided in MTL's financial results reported for the three-month periods ended September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024 as disclosed in MTL's financial statements filed under MTL's profile on SEDAR+ at www.sedarplus.ca.
4 TTM Gross margin is calculated using information provided in MTL's financial results reported for the three-month periods ended September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024 as disclosed in MTL's financial statements filed under MTL's profile on SEDAR+ at www.sedarplus.ca.
5. TTM operating cash flow is calculated using information provided in MTL's financial results reported for the three-month periods ended September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024 as disclosed in MTL's financial statements filed under MTL's profile on SEDAR+ at www.sedarplus.ca.

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6 Transaction SUMMARY Proposed Transaction ❖ Canopy Growth to acquire all of the issued and outstanding shares of MTL Cannabis by way of a court approved Plan of Arrangement ❖ MTL Shareholders will receive consideration for each MTL Share equal to: ( i ) 0.32 of a common share of Canopy Growth; and (ii) $0.144 in cash. Transaction implies a value of $0.91 per MTL Share based on the closing price of Canopy Growth Shares on the Toronto Stock Exchange (“TSX”) as of December 12, 2025 ❖ The Transaction provides MTL Shareholders with a premium per MTL Share of approximately 45% based on the average 20 - day VWAP of MTL Shares on the Canadian Stock Exchange (“CSE”) and Canopy Growth Shares on the TSX as of December 12, 2025 Key Approvals & Conditions ❖ Approved by the Boards of Directors of both companies ❖ MTL shareholder approval required ❖ Fairness opinion provided to MTL ❖ Regulatory and court approvals required, as well as other customary closing conditions Timing ❖ Special meeting of MTL shareholders is expected to occur in February 2026 ❖ Expected closing by the end of February 2026

7 Transaction STRUCTURE AND SUPPORT Valuation Detail ❖ Total consideration is approximately $125 million for MTL Shares on a fully - diluted equity basis and approximately $179 million Enterprise Value Approvals ❖ Requires approval of at least two - thirds of the votes cast by MTL Cannabis shareholders + ❖ Simple majority of the votes cast by MTL Shareholders excluding for this purpose the votes attached to MTL Shares owned and/or controlled by any MTL Shareholders required to be excluded under Multilateral Instrument 61 - 101 Protection of Minority Security Holders in Special Transactions Support ❖ Directors, officers, and shareholders representing approximately 75% of MTL Shares have agreed to irrevocably vote in favor of the Transaction ❖ Approximately 72% of the Canopy Growth Shares to be issued for the issued and outstanding MTL Shares pursuant to the Arrangement are subject to a lock - up for a period of one year following closing, with staged releases of such Canopy Growth Shares Board Recommendation ❖ MTL Cannabis’ Board of Directors recommends that MTL shareholders vote in favour

8 • Canopy Growth and MTL have complementary patient networks • MTL’s strategically located clinics under the Can ada House brand, and established online medical channel, Abba Medix, expands Canopy Growth’s ability to reach and support patients nationwide • With the addition of MTL, Canopy Growth’s Canadian medical cannabis business is expected to establish the combined company as the leading medical cannabis provider in Canada Canadian medical cannabis Market Leadership

9 • Canopy Growth will leverage MTL’s cultivation expertise within its supply chain to further enhance excellence in flower quality • Increase in high - quality flower supply is expected to enhance the Company’s ability to meet growing demand in the European medical cannabis market and support continued category growth in Canada Leveraging MTL’s production assets to bolster flower supply

10 Cultivation / Production Facilities Strengthens Canopy Growth’s presence in Quebec, opportunity to expand national distribution of MTL’s product portfolio MTL’s Quebec Presence Brands Canopy’s commercial strength expected to fuel growth in MTL’s brands across Canada Canopy Growth DOJA Facility Kelowna, BC Canopy Growth 7ACRES Facility Kincardine, ON MTL Cannabis Cultivation Facility Louiseville, QC MTL Cannabis Cultivation Facility Pointe - Claire, QC

11 Complementary Brand Portfolio FLOWER PRE - ROLLS VAPES EDIBLES EDIBLE EXTRACTS/ CONCENTRATES LOWER MAINSTREAM VALUE 11 UPPER MAINSTREAM 1. Québec — only brand PREMIUM Denotes MTL Brand 1 1 1

12 expected to support Canopy Growth’s goal of achieving positive adjusted EBITDA Synergies MTL Profitable Business (TTM) Canopy Growth FY2026 Expense Reductions $10 million Expected run - rate synergies on an annualized basis, 18 - month period 9 $84 million Net Revenue 6 51% Gross Margin before fair value adjustments 7 $ 11 million Operating Cash Flow 8 $20+ million annualized savings 6.TTM Net revenue is calculated using information provided in MTL’s financial results reported for the three - month periods ended September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024 as disclosed in MTL’s financial statements filed under MTL’s profile on SEDAR+ at www.sedarplus.ca. 7. TTM Gross margin is calculated using information provided in MTL’s financial results reported for the three - month periods end ed September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024 as disclosed in MTL’s financial statements filed under MTL’s profile on SEDAR+ at www.sedarplus.ca. 8. TTM operating cash flow is calculated using information provided in MTL’s financial results reported for the three - month peri ods ended September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024 as disclosed in MTL’s financial statements filed under MTL’s profile on SEDAR+ at www.sedarplus.ca . 9. Estimated synergies are expected to be realized from, among other things, anticipated operating efficiencies and corporate in tegration. Expected

13 • Retention of core members of MTL’s leadership team will provide robust experience in cultivation and operations • New perspectives will enhance Canopy Growth’s existing capabilities and reinforce operational discipline through integration and ongoing cultivation improvements Strengthen Canopy Growth’s leadership capabilities through retention of key MTL management Rich Clément Chief Cultivation Officer Mitch Clément Chief Operating Officer Mike Perron Chief Executive Officer Luc Mongeau Chief Executive Officer Tom Stewart Chief Financial Officer Christelle Gedeon Chief Legal Officer

14 THANK YOU